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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 15, 1999

                         CHASE CREDIT CARD MASTER TRUST
                 (formerly known as "Chemical Master Credit Card
                                    Trust I")
                                  Series 1995-4
                 -----------------------------------------------
                             (Issuer of Securities)

          THE CHASE MANHATTAN BANK (formerly known as 'Chemical Bank')
                             (Sponsor of the Trust)
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         New York                        33-94190                 13-4994650
---------------------------      -----------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


         270 Park Avenue, New York, New York               10017
       ---------------------------------------          ---------
       Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (212) 270-6000


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Item 5.  Other Events:

     Chase Credit Card Master Trust, which was formerly known as Chemical
Master Credit Card Trust I, is the issuer of 21 outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Second Amended and Restated Pooling and Servicing Agreement, dated as of September 1, 1996, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as transferor prior to June 1, 1996 and as servicer, Chase Manhattan Bank USA, National Association, as transferor after June 1,1996, and The Bank of New York, as trustee.

     On October 15, 1999, Chase USA, on behalf of Chase Manhattan Bank as servicer, distributed monthly interest to the holders of the Series 1995-4 certificates with respect to the July, August and September monthly periods. Chase USA furnished copies of monthly certificateholders' reports for the series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).    Exhibits

              Exhibits     Description
              --------     -----------

                20.1 Monthly Reports with respect to the July, August and September 1999 distribution


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  October 29, 1999

                                        The Chase Manhattan Bank,
                                        as Servicer


                                        By: /s/ Patrick Margey
                                            ---------------------
                                            Name:  Patrick Margey
                                            Title: Vice President


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                                  Description
-----------                                  ------------
   20.1 Monthly Reports with respect to the July, August and September 1999 distribution